Exhibit 99.1

Glory Connection Sdn. Bhd. And Subsidiaries

Unaudited consolidated financial statements for the six months ended June 30, 2019 and audited financial statements for the period from July 24, 2018 (Inception) to December 31, 2018

Glory Connection Sdn. Bhd. And Subsidiaries

Page
Report of Independent Registered Public Accounting Firm	3

Consolidated Balance Sheet as of June 30, 2019 and Balance Sheet as of December 31, 2018	4

Consolidated Statement of Comprehensive Loss for the Six Months Ended June 30, 2019 and Statement of Comprehensive Loss for the period from July 24, 2018 to December 31, 2018	5

Consolidated Statement of Equity for the Six Months Ended June 30, 2019 and Statement of Equity for the period from July 24, 2018 to December 31, 2018	6

Consolidated Statement of Cash Flow for the Six Months Ended June 30, 2019 and Statement of Cash Flow for the period from July 24, 2018 to December 31, 2018	7

Notes to Consolidated Financial Statements	8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of Glory Connection Sdn. Bhd.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Glory Connection Sdn. Bhd. (“the Company”) as of December 31, 2018, the related statements of comprehensive loss, equity, and cash flows for the period from July 24, 2018 (inception) to December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the period ended December 31, 2018, in conformity with generally accepted accounting principles in the United States of America.

Going concern uncertainty

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant loss from operation raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ B F Borgers CPA PC

We have served as the Company's auditor since 2019.
Lakewood, Colorado

October 3, 2019

Glory Connection Sdn. Bhd.

Consolidated Balance Sheet as of June 30, 2019

and Balance Sheet as of December 31, 2018

US Dollars

	June 30, 2019 (Unaudited)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$657	$24
Accounts receivable, net	725	-
Amount due from related parties	93,535	-
Other current assets	104	-
Total current assets	95,021	24

Property and equipment, net	53,707	-
Land Deposits	485,449	-
Goodwill	41,873	-
Total assets	$676,050	$24

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	2,467	-
Amount due to related parties	172,489	-
Amount due to Ideanomics Inc.	603,792	-
Other payables and accruals	113,132	653
Total current liabilities	891,880	653
Commitments and contingencies (Note 6)

Total liabilities	891,880	653
Ordinary shares, par value $0.24 per share; 100 shares issued and outstanding as of June 30, 2019 and December 31, 2018	25	25
Accumulated deficit	(100,297)	(653)
Accumulated other comprehensive loss	(66)	(1)
Non-controlling interest	(115,492)	-
Total shareholder's equity	(215,830)	(629)

Total liabilities and shareholders' equity	$676,050	$24

The accompany notes are an integral part of these unaudited consolidated financial statement

Glory Connection Sdn. Bhd.

Consolidated Statement of Comprehensive Loss for the Six Months Ended June 30, 2019

and Statement of Comprehensive Loss for the period from July 24, 2018 to December 31, 2018

US Dollars

	Six Months Ended June 30, 2019 (Unaudited)	From July 24, 2018 to December 31, 2018
Revenue from third parties	$1,895	$-
Revenue from related parties	27	-
Cost of revenue from third parties	120	-
Cost of revenue from related parties	2,412	-
Gross Profit	(610)	-

Operating Expenses:
Selling, general and administrative expense	146,886	-
Professional fees	29,750	653
Depreciation and amortization	3,791	-
Total operating expenses	180,427	653

Loss from operations	(181,037)	(653)

Other income	150	-

Income Tax Expense	-	-

Net loss	(180,887)	(653)

Net loss attributable to non-controlling interest	81,243	-

Net loss attributable to Glory Connection Sdn. Bhd.	$(99,644)	$(653)

Other Comprehensive loss
Foreign currency translation adjustments	(65)	(1)
Comprehensive loss	(99,709)	(654)

Comprehensive loss attributable to non-controlling interest	29	-
Comprehensive loss attributable to Glory Connection Sdn. Bhd.	$(99,680)	$(654)

The accompany notes are an integral part of these unaudited consolidated financial statement

Glory Connection Sdn. Bhd.

Consolidated Statement of Equity for the Six Months Ended June 30, 2019

and Statement of Equity for the period from July 24, 2018 to December 31, 2018

US Dollars

	Ordinary shares	Share capital	Accumulated deficit	Accumulated Other Comprehensive Loss	Non- Controlling Interest	Total
Balance, July 24, 2018	-	$-	$-	$-	$-	$-
Issue of shares at inception	100	25	-	-	-	25
Net loss	-	-	(653)	-	-	(653)
Foreign currency translation adjustments	-	-	-	(1)	-	(1)
Balance, December 31, 2018 (Audited)	100	$25	$(653)	$(1)	$-	$(629)

Non-controlling interest acquired in subsidiary	-	-	-	-	(34,278)	(34,278)
Net loss	-	-	(99,644)	-	(81,243)	(180,887)
Foreign currency translation adjustments	-	-	-	(65)	29	(36)
Balance, June 30, 2019 (Unaudited)	100	$25	$(100,297)	$(66)	$(115,492)	$(215,830)

The accompany notes are an integral part of these unaudited consolidated financial statement

Glory Connection Sdn. Bhd.

Consolidated Statement of Cash Flow for the Six Months Ended June 30, 2019

and Statement of Cash Flow for the period from July 24, 2018 to December 31, 2018

US Dollars

	Six Months Ended June 30, 2019 (Unaudited)	From July 24, 2018 to December 31, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(180,887)	$(653)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation of property, plant and equipment	3,791	-
Accounts receivables	(725)	-
Other receivables, deposits and other current assets	104	-
Amount due from related parties	(88,084)	-
Accounts payable	(2,876)	-
Other payables and current liabilities	75,653	653
Amount due to related parties	82,970	-
Net cash used in operating activities	(110,054)	-

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant and equipment	(9,116)	-
Land Deposit	(485,449)	-
Acquisition of subsidiary, net of cash acquired	1,460	-
Net cash used in investing activities	(493,105)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of share capital	-	25
Advance from Ideanomics	603,792	-
Net cash generated from financing activities	603,792	25
Effect of exchange rate changes on cash	-	(1)
Net increase in cash and cash equivalents	633	24

Cash and cash equivalents at the beginning of the period	24	-

Cash and cash equivalents at the end of the period	$657	$24

The accompany notes are an integral part of these unaudited consolidated financial statement

Glory Connection Sdn. Bhd.

Notes to the unaudited consolidated financial statements
for the six months ended June 30, 2019 and audited
financial statements for the period from July 24, 2018
(Inception) to December 31, 2018

Note 1.     Nature of Operations and Summary of Significant Accounting Policies

Background and nature of operations

Glory Connection Sdn. Bhd. (the “Company”) is a private limited company incorporated and domiciled in Malaysia. The Company and its subsidiaries are primarily engaged in the manufacturing and sale of electric vehicles and related components. Details of the Company’s subsidiaries are as follows:

Name of subsidiaries	Country of incorporation	Principal activities	Equity interest
			June 30, 2019	December 31, 2018[1]

Direct interest
NTC Asia Sdn. Bhd.[2]	Malaysia	In planning and development phase	55%	-
Tree Manufacturing Sdn. Bhd.	Malaysia	Manufactures and sale of electric vehicles and related components	55%	-

Indirect interest
Tree Motion Sdn. Bhd.	Malaysia	Distribution of electric vehicles	55%	-
Mymotion Sdn. Bhd.	Malaysia	In planning and development phase	54%	-

Note

1 At December 31, 2018, the Company had no subsidiaries.

2 NTC Asia Sdn. Bhd. (“NTC”) was incorporated on May 15, 2019 and Glory has 55% interest in NTC since its incorporation.

The Company, which is in the planning and development phase, has incurred losses from operations since inception and has an accumulated deficit of $100,297 as of June 30, 2019. The Company will rely on proceeds from debt and equity issuances to pay for ongoing operating expenses in order to execute its business plan to ensure the Company will continue as a going concern through October 2020. The consolidated financial statements have been prepared assuming that the Company will continue as a going concern, accordingly, they do not include any adjustments that might result from the outcome of this uncertainty.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries and have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Principles of Consolidation

All significant intercompany transactions and balances are eliminated in consolidation.

Revenue recognition

The Company recognizes revenue when (or as) it transfers control over a product or service to customer. A product or service is transferred when the customer obtains control of the product or service.  Revenue is measured based on the consideration specified in an invoice with a customer in exchange for transferring goods or services to a customer.

Translation of foreign currencies

The functional currency of the Company and its subsidiaries is Malaysian Ringgit. Assets and liabilities recorded in the functional currency are translated to the reporting currency (“US Dollar”) at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are recorded to other comprehensive income.

Cash and cash equivalents

Cash and cash equivalents comprise cash and bank balances. There are no withdrawal restrictions on cash and the balances are insured.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recognized at invoiced amounts and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The Company reviews its allowance for doubtful accounts receivable on an ongoing basis. In establishing the required allowance, management considers any historical losses, the customer’s financial condition, the accounts receivable aging, and the customer’s payment patterns.

The Company does not have any allowance for doubtful accounts balances since inception.

Property and Equipment, Net

Property and equipment are stated at cost less accumulated depreciation. Expenditures for normal maintenance and repairs are expensed as incurred. Depreciation is based on the straight-line method over the estimated useful lives of the related assets. As of June 30, 2019, the Company’s property and equipment includes motor vehicles which have estimated useful life of 5 years.

Business Combination

The Company includes the results of operations of the businesses that were acquired and for which the control was obtained as of the acquisition date. The purchase price of the acquisitions is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The excess of the purchase price over the fair values of identifiable assets and liabilities is recorded as goodwill. Acquisition-related expenses are recognized separately from the business combination and are expensed as incurred.

Goodwill

Goodwill arising on the acquisition of a subsidiary is measured as the excess of (1) the consideration transferred and the fair value of the non-controlling interest in the acquiree over (2) the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed. After initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill is tested for impairment annually or more frequently when events or changes in circumstances indicate it is more likely than not that the fair value of a reporting entity has declined below its carrying value.

Impairment of long-lived assets

The carrying values of long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Measurement of an impairment loss would be based on the excess of the carrying amount of the asset over its fair value.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as the related disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Note 2.     Property and Equipment, net

The following is a breakdown of property and equipment:

	June 30,
	2019	December 31,
	(Unaudited)	2018
Motor Vehicles	$59,168	$-
Total property and equipment	59,168	-
Less: accumulated depreciation	(5,461)	-
Property and Equipment, net	$53,707	$-

The Company recorded depreciation expense of $3,791 and $0 for the six months ended June 30, 2019 and the period from July 24, 2018 (Inception) to December 31, 2018, respectively.

Note 3.     Other payables and accruals

The following is a breakdown of other payables and accruals:

	June 30,
	2019	December 31,
	(Unaudited)	2018
Salary accruals	$54,023	$-
Rental accruals	11,231	-
Consultation services payables	34,778	-
Other payables	13,100	653
	$113,132	$653

Note 4.    Acquisitions

On March 7, 2019, the Company completed the acquisition of 55% of Tree Manufacturing Sdn. Bhd. (“Tree Manufacturing”), a Malaysian company, for $0 consideration from Tree Movement Malaysia Sdn. Bhd. Tree Manufacturing is primarily engaged in the manufacturing and sale of electric vehicles and related components. As of June 30, 2019, Tree Manufacturing has 100% and 99% equity interest in Tree Motion Sdn. Bhd. (“Tree Motion”) and Mymotion Sdn. Bhd. (“Mymotion”), respectively. Tree Motion is a company that was acquired by Tree Manufacturing prior to Glory’s acquisition of Tree Manufacturing. Mymotion is a company incorporated on April 3, 2019 and Tree Manufacturing has 99% interest in Mymotion since its incorporation.

The following table summarizes the amounts of assets acquired and liabilities assumed recognized at the acquisition date, as well as the fair value at the acquisition date of the non-controlling interest in the company acquired:

Tree Manufacturing Sdn. Bhd.
Cash	$605,460
Other financial assets	53,834
Financial liabilities	(735,427)
Noncontrolling interest	34,260
Goodwill	41,873
Total consideration paid	-

Note 5.    Related Party Transactions

The Company and its subsidiaries have transactions with related parties including Tree Movement Malaysia Sdn. Bhd. (“Tree Movement”), Treeletrik Sdn. Bhd. (“Treeletrik”) and members of their management and directors as of June 30, 2019. Tree Movement has control over Treeletrik and has significant influence over Tree Manufacturing Sdn. Bhd.. As a result, transactions among those parties are considered related party transactions. The amount due from/(to) Tree Movement, Treeletrik and members of their management and directors mainly includes advance to a related party and payments on behalf of the Company by related parties for expenses. These balances are unsecured and interest-free.

The following is a breakdown of amount due from/(to) related parties:

Amount due from related parties

	June 30,
	2019	December 31,
	(Unaudited)	2018
Management/directors and their immediate families	$92,182	$-
Tree Movement Malaysia Sdn. Bhd.	1,123	-
Treeletrik Sdn. Bhd.	230	-
	$93,535	$-

Amount due to related parties

	June 30,
	2019	December 31,
	(Unaudited)	2018
Tree Movement Malaysia Sdn. Bhd.	$75,302	$-
Management/directors and their immediate families	90,748	-
Treeletrik Sdn. Bhd.	6,439	-
	$172,489	$-

Cost of revenue from related parties

	Six Months Ended June 30, 2019 (Unaudited)	From July 24, 2018 to December 31, 2018
Tree Movement Malaysia Sdn. Bhd.	$2,385	$-
Treeletrik Sdn. Bhd.	27	-
	$2,412	$-

Rental expense from related parties1

	Six Months Ended June 30, 2019 (Unaudited)	From July 24, 2018 to December 31, 2018
Tree Movement Malaysia Sdn. Bhd.	$26,195	$-
	$26,195	$-

Note

1 Included in Selling, general and administrative expense

Note 6. Commitments and Contingencies

The Company does not have any commitments and contingencies as of June 30, 2019 and December 31, 2018.

Note 7.     Subsequent Events

The Company has evaluated subsequent events through October 3, 2019, the date the financial statements were issued. Management has determined that no material subsequent events have occurred through that date since June 30, 2019 that would require recognition or disclosure in the consolidated financial statements.